SUPPLEMENT DATED FEBRUARY 28, 2023 TO THE CURRENT
SUMMARY AND STATUTORY PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION FOR:
Invesco V.I. Global Strategic Income Fund

(the “Fund”)
This supplement amends the Summary and Statutory Prospectuses and Statement of Additional Information (“SAI”) of the above referenced Fund and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Summary and Statutory Prospectuses and SAI and retain it for future reference.
The following information replaces in its entirety the information appearing under the heading “Management of the Fund” in the prospectuses:
Investment Adviser: Invesco Advisers, Inc.
Portfolio Managers	Title	Length of Service on the Fund
Hemant Baijal	Portfolio Manager (lead)	2019 (predecessor fund 2018)

Michael Block, CFA	Portfolio Manager	2023

Kristina Campmany	Portfolio Manager	2023

Christopher (Chris) Kelly, CFA	Portfolio Manager	2019 (predecessor fund 2017)

Wim Vandenhoeck	Portfolio Manager	2023

The following information replaces in its entirety the information appearing under the heading “Fund Management – Portfolio Managers” in the Statutory Prospectus:
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:
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Hemant Baijal (lead manager), Portfolio Manager, who has been responsible for the Fund since 2019 and has been associated with Invesco and/or its affiliates since 2019. Prior to the commencement of the Fund’s operations, Mr. Baijal managed the predecessor fund since 2018 and was associated with OppenheimerFunds, a global asset management firm, since 2011.
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Michael Block, CFA, Portfolio Manager, who has been responsible for the Fund since 2023 and has been associated with Invesco and/or its affiliates since 2019. Prior to joining Invesco, Mr. Block was associated with OppenheimerFunds, a global asset management firm, since 2011.
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Kristina Campmany, Portfolio Manager, who has been responsible for the Fund since 2023 and has been associated with Invesco and/or its affiliates since 2019. Prior to joining Invesco, Ms. Campmany was associated with OppenheimerFunds, a global asset management firm, since 2018.
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Christopher (Chris) Kelly, CFA, Portfolio Manager, who has been responsible for the Fund since 2019 and has been associated with Invesco and/or its affiliates since 2019. Prior to the commencement of the Fund’s operations, Mr. Kelly managed the predecessor fund since 2017 and was associated with OppenheimerFunds, a global asset management firm, since 2015.
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Wim Vandenhoeck, Portfolio Manager, who has been responsible for the Fund since 2023 and has been associated with Invesco and/or its affiliates since 2019. Prior to joining Invesco, Mr. Vandenhoeck was associated with OppenheimerFunds, a global asset management firm, since 2015.
A lead or co-lead manager generally has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which a lead or co-lead manager may perform these functions, and the nature of these functions, may change from time to time.
More information on the portfolio managers may be found at www.invesco.com/us. The website is not part of this prospectus.
The Fund’s SAI provides additional information about the portfolio managers’ investments in the Fund, a description of the compensation structure and information regarding other accounts managed.
The following information is added after the table under “PORTFOLIO MANAGER(S) – PORTFOLIO MANAGER FUND HOLDINGS AND INFORMATION ON OTHER MANAGED ACCOUNTS – INVESTMENTS” in Appendix H of the SAI:
Michael Block began serving on Invesco V.I. Global Strategic Income Fund as a portfolio manager of the Fund effective February 28, 2023. As of October 31, 2022, Mr. Block did not beneficially own any securities of the Fund.
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Kristina Campmany began serving on Invesco V.I. Global Strategic Income Fund as a portfolio manager of the Fund effective February 28, 2023. As of October 31, 2022, Ms. Campmany did not beneficially own any securities of the Fund.
Wim Vandenhoeck began serving on Invesco V.I. Global Strategic Income Fund as a portfolio manager of the Fund effective February 28, 2023. As of October 31, 2022, Mr. Vandenhoeck did not beneficially own any securities of the Fund.
The following information is added after the table under “PORTFOLIO MANAGER(S) – PORTFOLIO MANAGER FUND HOLDINGS AND INFORMATION ON OTHER MANAGED ACCOUNTS – ASSETS MANAGED” in Appendix H of the SAI:
Michael Block began serving on Invesco V.I. Global Strategic Income Fund as a portfolio manager of the Fund effective February 28, 2023. As of October 31, 2022, Mr. Block managed no other registered investment companies, no other pooled investment vehicles and no other accounts.
Kristina Campmany began serving on Invesco V.I. Global Strategic Income Fund as a portfolio manager of the Fund effective February 28, 2023. As of October 31, 2022, Ms. Campmany managed no other registered investment companies, no other pooled investment vehicles and no other accounts.
Wim Vandenhoeck began serving on Invesco V.I. Global Strategic Income Fund as a portfolio manager of the Fund effective February 28, 2023. As of October 31, 2022, Mr. Vandenhoeck managed 2 other registered investment companies with a total of approximately $1.3 billion in assets, 2 other pooled investment vehicles with a total of approximately $621.6 million in assets and no other accounts.
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